Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Software Reports Q3 2008 Financial Results
New ARR of $10.8 Million, Up 51% over Q307,
96% of New ARR from Intersourcing®

Weston, FL, October 28, 2008– Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today its financial results for the third quarter of 2008. For the quarter ended September 30, 2008, Ultimate Software reported total revenues of $43.9 million, an increase of 16%, and recurring revenues of $26.7 million, a 21% increase, both compared with 2007’s third quarter. GAAP net loss for the third quarter of 2008 was $3.1 million, or $0.12 per diluted share, versus GAAP net income of $2.4 million, or $0.09 per diluted share, for the third quarter of 2007.

Non-GAAP net loss for the third quarter of 2008 was $0.1 million, or $0.00 per diluted share, compared with 2007’s third quarter non-GAAP net income of $5.0 million, or $0.18 per diluted share. Non-GAAP results exclude stock-based compensation expense and amortization of acquired intangible assets which totaled $4.0 million and $2.6 million for the third quarters of 2008 and 2007, respectively, representing a $1.4 million increase in this non-GAAP measure. (See “Use of Non-GAAP Financial Information.”)

New annual recurring revenues (ARR) attributable to sales during the third quarter of 2008 were $10.8 million, a 51% increase over those for the third quarter of 2007. For the first nine months of 2008, new ARR were $29.3 million, a 46% increase over those for the same period in 2007. (See “Financial and Business Highlights” below for the definition of ARR.)

“Sales execution of both our Enterprise and Workplace teams was strong for the third quarter of this year with 51% growth in new ARR and 48% growth in number of units over that of 2007’s third quarter, bringing year-to-date unit growth to 38%. The new Workplace team gained traction and contributed 19% of the new ARR,” said Scott Scherr, CEO, president, and founder of Ultimate Software.

“We are pleased to see that the percentage of new customers selecting our software-as-a-service model, Intersourcing, increased again, accounting for 96% of the $10.8 million in new ARR for the quarter. We are also pleased with the scores Forrester Research gave our product in its HR Management Wave.” (See “Financial and Business Highlights” below for more detail on the Forrester Wave.)

Ultimate Software’s financial results teleconference will be held today, October 28, 2008, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=135394. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance may be discussed during the teleconference call.

Financial and Business Highlights

▪
New ARR attributable to sales during the third quarter of 2008 were $10.8 million. New annual recurring revenues represent the expected one-year value from (i) new sales of the Company’s software-as-a-service offering, Intersourcing (including prorated one-time charges); (ii) maintenance revenues related to new license sales; and (iii) recurring revenues from additional sales to Ultimate Software's existing client base.

▪
Recurring revenues – consisting of maintenance revenues, Intersourcing revenues from our software-as-a-service offering of UltiPro, and subscription revenues from per-employee-per-month fees generated by business service providers – grew by 21% for the third quarter of 2008 compared with the same quarter of 2007. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the growth of recurring revenues.

▪
The combination of cash, cash equivalents, and marketable securities was $23.8 million as of September 30, 2008. For the quarter ended September 30, 2008, the Company generated $5.0 million in cash from operations and repurchased 155,100 shares of the Company’s issued and outstanding $0.01 par value common stock (“Common Stock”) for $4.0 million, under its previously announced stock repurchase plan (“Stock Buyback Plan”). For the nine months ended September 30, 2008, the Company generated $19.5 million in cash from operations and repurchased 723,100 shares of the Company’s Common Stock for $21.7 million, under its Stock Buyback Plan.

▪	Days sales outstanding were 68 days at September 30, 2008, representing a reduction of 8 days compared to days sales outstanding at December 31, 2007.

▪
Ultimate Software was the only HR Management System provider in the U.S. Midmarket view to be named a "Leader" in Forrester's October 2008 report, The Forrester Wave™: Human Resource Management Systems, Q4 2008. In the U.S. midmarket evaluation, Ultimate Software received the highest score in Product Strategy and Vision; Cost and Value; and overall Current Offering. In the Multinational Enterprise Wave for HR Management Systems, Ultimate Software was also named a “Leader” and received the top score for Strategy. In this same report, Forrester analyst Paul D. Hamerman said, "Ultimate Software leads the pack. Ultimate Software’s well-rounded HRMS solution has strong core transactional capabilities, including payroll, as well as good flexibility and usability. The product is sold mostly via the SaaS model and good cost and time-to-value factors, making it appealing to midsize US companies as well as enterprises."

Financial Outlook

2008 Guidance:

Ultimate Software provides the following financial guidance for 2008:

▪	For the year:

▪ New annual recurring revenues (ARR) to grow by more than 30% over those in the 2007 year;

▪	For the fourth quarter of 2008:

▪ Recurring revenues of $28 million to $29 million;

▪ License revenues of $2 million;

▪ Services revenues of $18 million to $19 million; and

▪ Operating margins, on a non-GAAP basis (discussed below), of between 9% and 10%.

2009 Guidance, preliminary:

Ultimate Software provides the following preliminary financial guidance for 2009 (which differs from the guidance provided on July 29, 2008):

▪	New annual recurring revenues (ARR) generated in 2009 to grow by 30% over those in 2008;

▪	Recurring revenues to increase by 30% to 31% in 2009 compared with those in 2008;

▪	License revenues of $8 million in 2009;

▪	Total revenues to increase by 22% to 23% compared with 2008; and

▪	Operating margins, on a non-GAAP basis (discussed below), of between 10% and 12%.

Operating margins expectations do not include the impact of non-cash equity-based compensation expense recognized under Statement of Financial Accounting Standards No. 123(R), “Accounting for Share-Based Payment,” or the impact of the non-cash amortization of the intangible assets resulting from the acquisition of the Company’s United Kingdom subsidiary in 2006, which the Company includes in its GAAP financial results.

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software

A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate Software markets its award-winning UltiPro products as on-demand services through its software-as-a-service (SaaS) offering, Intersourcing, and as licensed software. Based in Weston, FL, the Company employs more than 900 professionals who are focused on developing the highest quality products and services. In 2008, Ultimate Software was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management, and its development team was named the #1 “Best Product Development Team” in the nation by the American Business Awards. Ultimate Software’s internal technology team won a first place award for its management of Intersourcing from the American Business Awards in 2007, and its customer service team won two first-place awards in national competitions for service excellence in 2006. Ultimate Software was ranked the #1 best medium-sized company to work for in America by the Great Place to Work® Institute in June 2008. Ultimate Software has approximately 1,600 customers representing diverse industries, including such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and Sony BMG Entertainment. More information on Ultimate Software’s products and services can be found at www.ultimatesoftware.com.

UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:                      Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Revenues :
Recurring	$26,738	$22,174	$77,811	$62,720
Services	15,002	12,312	42,287	35,773
License	2,172	3,337	8,782	10,829
Total revenues	43,912	37,823	128,880	109,322
Cost of revenues :
Recurring	7,927	5,630	21,454	16,609
Services	12,751	10,066	34,630	29,439
License	463	352	1,355	1,026
Total cost of revenues	21,141	16,048	57,439	47,074
Gross profit	22,771	21,775	71,441	62,248
Operating expenses :
Sales and marketing	12,483	9,040	35,548	26,265
Research and development	9,912	7,107	28,090	20,941
General and administrative	4,697	3,645	13,398	10,345
Total operating expenses	27,092	19,792	77,036	57,551
Operating income (loss)	(4,321)	1,983	(5,595)	4,697
Other income (expense) :
Interest and other expense	(33)	(61)	(173)	(161)
Other income, net	168	433	747	5,602
Total other income, net	135	372	574	5,441
Income (loss) before income taxes	(4,186)	2,355	(5,021)	10,138
Benefit (provision) for income taxes	1,135	—	1,509	(115)
Net income (loss)	$(3,051)	$2,355	(3,512)	$10,023

Net income (loss) per share :
Basic	$(0.12)	$0.10	$(0.14)	$0.41
Diluted	$(0.12)	$0.09	$(0.14)	$0.36

Weighted average shares outstanding :
Basic	24,613	24,764	24,654	24,688
Diluted	24,613	27,692	24,654	27,577

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Stock-based compensation:
Cost of recurring revenues	$191	$161	$689	$489
Cost of service revenues	479	330	1,565	1,242
Cost of license revenues	2	1	9	4
Sales and marketing	2,043	1,151	5,656	3,274
Research and development	316	213	1,257	753
General and administrative	924	701	2,793	1,532
Total non-cash stock-based compensation expense	$3,955	$2,557	$11,969	$7,294

Amortization of acquired intangibles:
General and administrative	$46	$54	$139	$162

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of	As of
	September 30,	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$15,278	$17,462
Short-term investments in marketable securities	8,516	17,120
Accounts receivable, net	32,228	34,658
Prepaid expenses and other current assets	14,193	9,801
Deferred tax assets, net	3,516	3,516
Total current assets before funds held for clients	73,731	82,557
Funds held for clients	1,734	–
Total current assets	75,465	82,557
Property and equipment, net	22,694	18,238
Capitalized software, net	5,609	3,631
Goodwill	4,063	4,063
Long-term investments in marketable securities	–	1,298
Other assets, net	11,007	9,365
Long-term deferred tax assets, net	17,513	16,004
Total assets	$136,351	$135,156
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,034	$3,528
Accrued expenses	11,174	11,405
Current portion of deferred revenue	48,561	43,262
Current portion of capital lease obligations	1,891	2,002
Current portion of long-term debt	761	572
Total current liabilities before client fund obligations	68,421	60,769
Client fund obligations	1,727	–
Total current liabilities	70,148	60,769
Deferred revenue, net of current portion	8,366	8,446
Deferred rent	3,162	2,652
Capital lease obligations, net of current portion	1,234	1,991
Long-term debt, net of current portion	797	320
Total liabilities	83,707	74,178

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	267	262
Additional paid-in capital	160,821	143,913
Accumulated other comprehensive loss	(63)	(18)
Accumulated deficit	(53,883)	(50,371)
	107,142	93,786
Treasury stock, at cost	(54,498)	(32,808)
Total stockholders’ equity	52,644	60,978
Total liabilities and stockholders’ equity	$136,351	$135,156

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Nine Months Ended
	September 30,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$(3,512)	$10,023
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	7,108	5,070
Provision for doubtful accounts	1,325	1,075
Non-cash stock-based compensation expense	11,969	7,294
Deferred income taxes	(1,509)	–
Changes in operating assets and liabilities:
Accounts receivable	1,105	(3,555)
Prepaid expenses and other current assets	(3,197)	(1,620)
Other assets	(1,780)	(1,478)
Accounts payable	2,506	1,479
Accrued expenses and deferred rent	279	(1,323)
Deferred revenue	5,219	3,410
Net cash provided by operating activities	19,513	20,375

Cash flows from investing activities:
Purchases of marketable securities	(6,688)	(13,629)
Maturities of marketable securities	16,563	13,614
Net purchases of client funds securities	(1,734)	–
Capitalized software	(2,511)	(1,391)
Acquisition-related expenses	–	(24)
Purchases of property and equipment	(10,137)	(4,777)
Net cash used in investing activities	(4,507)	(6,207)

Cash flows from financing activities:
Repurchases of Common Stock	(21,690)	(18,962)
Principal payments on capital lease obligations	(1,598)	(1,452)
Net increase in client fund obligations	1,727	–
Repayments of borrowings of long-term debt	(529)	(684)
Net proceeds from issuances of Common Stock	4,919	6,123
Net cash used in financing activities	(17,171)	(14,975)

Effect of foreign currency exchange rate changes on cash	(19)	7
Net decrease in cash and cash equivalents	(2,184)	(800)
Cash and cash equivalents, beginning of period	17,462	16,734
Cash and cash equivalents, end of period	$15,278	$15,934

Supplemental disclosure of cash flow information:
Cash paid for interest	$57	$73
Cash paid for income taxes	$316	$–

Supplemental disclosure of non-cash financing activities:

– The Company entered into capital lease obligations to acquire new equipment totaling $730 and $2,289 for the nine months ended September 30, 2008 and 2007, respectively.
– The Company entered into an agreement to purchase the source code from NOVAtime, a third-party vendor, for $2.0 million, of which $1.0 million was paid during the nine months ended September 30, 2008.
– The Company entered into a 3 year financing agreement for hosting software maintenance with Cisco, a third-party vendor, for $1.2 million, of which no cash payments have been made during the nine months ended September 30, 2008.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Non-GAAP operating income (loss) reconciliation:
Operating income (loss)	$(4,321)	$1,983	$(5,595)	$4,697
Operating income (loss) as a % of total revenues	(10%)	5%	(4%)	4%
Add back:
Non-cash stock-based compensation	3,955	2,557	11,969	7,294
Non-cash amortization of acquired intangible assets	46	54	139	162
Non-GAAP operating income (loss)	$(320)	$4,594	$6,513	$12,153
Non-GAAP operating income (loss), as a % of total revenues	(0.7%)	12%	5%	11%

Non-GAAP pre-tax income (loss) reconciliation:
Pre-tax income (loss)	$(4,186)	$2,355	$(5,021)	$10,139
Add back:
Non-cash stock-based compensation	3,955	2,557	11,969	7,294
Non-cash amortization of acquired intangible assets	46	54	139	162
Non-GAAP pre-tax income (loss)	$(185)	$4,966	$7,087	$17,595

Non-GAAP pre-tax income (loss) per diluted share reconciliation:
Pre-tax income (loss) per diluted share	$(0.17)	$0.09	$(0.20)	$0.37
Add back:
Non-cash stock-based compensation	0.16	0.09	0.46	0.26
Non-cash amortization of acquired intangible assets	–	–	0.01	0.01
Non-GAAP pre-tax income (loss) per diluted share	$(0.01)	$0.18	$0.27	$0.64

Non-GAAP net income (loss) reconciliation:
Net income (loss)	$(3,051)	$2,355	$(3,512)	$10,023
Add back:
Non-cash stock-based compensation	3,955	2,557	11,969	7,294
Non-cash amortization of acquired intangible assets	46	54	139	162
Income tax effect	(1,063)	–	(4,280)	(72)
Non-GAAP net income (loss)	$(113)	$4,966	$4,316	$17,407

Non-GAAP net income per diluted share reconciliation: (1)
Net income (loss) per diluted share	$(0.12)	$0.09	$(0.14)	$0.36
Add back:
Non-cash stock-based compensation	0.16	0.09	0.46	0.26
Non-cash amortization of acquired intangible assets	–	–	0.01	0.01
Income tax effect	(0.04)	–	(0.17)	–
Non-GAAP net income per diluted share	$–	$0.18	$0.16	$0.63

Shares used in calculation of GAAP and non-GAAP net income (loss)
per share:
Basic	24,613	24,764	24,654	24,688
Diluted	24,613	27,692	26,524	27,577

(1) Non-GAAP net income per diluted share reconciliation is calculated on a basic weighted average share basis for GAAP net (loss) periods.
For GAAP net income periods, non-GAAP measures and non-GAAP net income per share are calculated on a diluted weighted average share basis.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate Software believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate Software strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate Software presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income, non-GAAP pre-tax income per diluted share and non-GAAP net income per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards recorded in accordance with SFAS 123(R). For the three and nine months ended September 30, 2008, stock-based compensation was $4.0 million and $12.0 million, respectively, on a pre-tax basis, and $2.9 million and $7.8 million, respectively, on an after-tax basis. For the three and nine months ended September 30, 2007, stock-based compensation was $2.6 million and $7.3 million, respectively, on a pre-tax basis, and $2.6 million and $7.3 million, respectively, on an after-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results for current and future periods with results from past periods. The dilutive effect of all outstanding options is included in the calculation of pre-tax income and net income per diluted share on both a GAAP and a non-GAAP basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and nine months ended September 30, 2008, the amortization of acquired intangible assets was $46 thousand and $139 thousand, respectively (net of income taxes for the nine month period ended September 30, 2008). For the three and nine months ended September 30, 2007, the amortization of acquired intangible assets was $54 thousand and $162 thousand, respectively, net of income taxes.  Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.